                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Gateway 2000, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                              GATEWAY 2000, INC.
                            4545 TOWNE CENTRE COURT
                              SAN DIEGO, CA 92121

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of Gateway 2000, Inc., held this year on Thursday, May 20, 1999 in Sioux City, Iowa. The meeting starts at 9:00 a.m., local time, at the Sioux City Convention Center, 801 Fourth Street in downtown Sioux City. We will provide sign interpretation for hearing-impaired stockholders. The Convention Center is fully accessible for disabled persons.

   In addition, we also plan to offer a live video broadcast of our Annual Meeting through our website, www.gateway.com. To tune in to the meeting over the Web, just go to http://www.gateway.com/annualmeeting and follow the instructions.

   The business we'll discuss at the Annual Meeting is described in the enclosed Proxy Statement and formal Notice of Meeting. Also enclosed is the Company's 1998 Annual Report to Stockholders.

   I'm looking forward to telling everyone at the meeting (and watching on the Web) how Gateway did in 1998 and why we're excited about our prospects in 1999. I appreciate your investment in the Company. We're working hard to keep your trust.

   Hope to see you on May 20.

                                          Sincerely,

                                          /s/ Theodore W. Waitt

                                          Theodore W. Waitt
                                          Chairman of the Board and
                                          Chief Executive Officer

April   , 1999

                              GATEWAY 2000, INC.
                            4545 Towne Centre Court
                              San Diego, CA 92121

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held on Thursday, May 20, 1999

                               ----------------

To the Holders of Common Stock of Gateway 2000, Inc.:

   Notice is hereby given that the Annual Meeting of Stockholders of Gateway 2000, Inc. (the "Company") will be held on Thursday, May 20, 1999 at the Sioux City Convention Center, 801 Fourth Street, Sioux City, Iowa 51101, at 9:00 a.m., local time, for the following purposes:

     1. To elect two Class III Directors of the Company;

     2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to Gateway, Inc.;

     3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 220,000,000 to 1,000,000,000; and

     4. To approve an amendment to the Company's 1995 Employee Stock Purchase Plan to expand the number of employees eligible to participate in such plan; and

     5. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

   The close of business on April 1, 1999 is the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A list of such stockholders will be available for a period of 10 days prior to the Annual Meeting for examination by any stockholder, for any purpose germane to the meeting, during normal business hours at the law offices of Kent Vriezelaar, Esq., Vriezelaar, Tigges, Edgington, Rossi, Bottaro & Boden, 421 Nebraska Street, Sioux City, Iowa 51101.

   We encourage you to attend the Annual Meeting in person or to vote your shares by proxy. REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE OR VOTE VIA THE INTERNET AT YOUR EARLIEST CONVENIENCE. The proxy is revocable at any time before it is voted. Returning the proxy or voting via the Internet will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person.

                                          By Order of the Board of Directors

                                          /s/ William M. Elliott

                                          William M. Elliott
                                          Senior Vice President, General
                                          Counsel and Secretary

San Diego, California
April    , 1999

                              GATEWAY 2000, INC.
                            4545 Towne Centre Court
                              San Diego, CA 92121

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

   The enclosed proxy is being solicited by the Board of Directors (the "Board") of Gateway 2000, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 20, 1999, at 9:00 a.m. local time at the Sioux City Convention Center, 801 Fourth Street, Sioux City, Iowa 51101 and any adjournment thereof. Holders of record of the Company's Common Stock, $.01 par value (the "Common Stock"), at the close of business on April 1, 1999 are entitled to vote at the Annual Meeting. As of that date, there were shares of Common Stock outstanding. Each share of Common Stock entitles the holder to one vote.

   Four matters are scheduled for stockholder consideration at the Annual
Meeting: (i) the election of two Class III Directors of the Company to hold office until the annual meeting of stockholders of the Company to be held in 2002 or until successors are duly elected and qualified, (ii) the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to change the name of the Company to Gateway, Inc., (iii) the approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 220,000,000 to 1,000,000,000 and (iv) the approval of an amendment to the Company's 1995 Employee Stock Purchase Plan to expand the number of employees eligible to participate in such plan. The Board knows of no matters, other than those previously mentioned, to be presented for consideration at the Annual Meeting. The persons named in the proxy may also, at their discretion, vote the proxy to adjourn the Annual Meeting from time to time.

   With respect to the election of Directors (Proposal 1), an abstention will have no effect on the outcome of the vote, as election is determined by a plurality of the votes (see Proposal 1 below) and, therefore, abstentions are not offered as a voting option for that proposal. A broker non-vote with respect to the election of Directors (Proposal 1) will have no effect on the outcome of the vote on that proposal. As to the proposed amendments to the Certificate of Incorporation (Proposals 2 and 3), abstentions and broker non-votes will have the same practical effect as a vote AGAINST the proposal. With respect to the proposed amendment to the 1995 Employee Stock Purchase Plan (Proposal 4), abstentions and broker non-votes will have no effect on the outcome of the vote.

   All properly executed, unrevoked proxies received pursuant to this solicitation prior to the close of voting will be voted as directed therein. You may revoke your proxy delivered pursuant to this solicitation at any time prior to its use by executing and delivering a later proxy, by giving written notice of the revocation to the Corporate Secretary of the Company at or before the Annual Meeting, or by attending the Annual Meeting and voting in person.

   If a properly executed, unrevoked proxy is delivered pursuant to this solicitation and does not specifically direct the voting of the shares covered thereby, the shares represented by the proxy will be voted as follows:

   Proposal 1 (Election of Directors)--FOR

   Proposals 2 and 3 (Amendments to the Certificate of Incorporation)--FOR

   Proposal 4 (Amendment to the 1995 Employee Stock Purchase Plan)--FOR

   If any other matters properly come before the Annual Meeting for a vote, the shares will be voted in accordance with the judgment of the persons named in the proxy.

   The holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. However, abstentions and broker non-votes with respect to any specific matter will be treated as shares not voted for purposes of determining whether the requisite vote has been obtained. If a quorum is not present, a majority of the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any reconvened Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

   This Proxy Statement and accompanying forms of proxy are first being mailed to stockholders together with the Annual Report of the Company for the year ended December 31, 1998, on or about April 5, 1999.

                             VOTING ELECTRONICALLY

   Instead of submitting your vote by mail on the enclosed proxy card, you can vote electronically via the Internet. Please note that there are separate Internet voting arrangements depending on whether shares are registered in the Company's stock records in the stockholder's name or in the name of a brokerage firm or bank.

   The Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. The Company has been advised by counsel that the procedures that have been put in place are consistent with the requirements of applicable law. Stockholders voting via the Internet through either UMB Bank, n.a. or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the stockholder.

For Shares Registered Directly in the Name of the Stockholder

   Stockholders with shares registered directly in their name in the Company's stock records maintained by our transfer agent, UMB Bank, n.a., may vote their shares via the Internet in accordance with instructions set forth on the voting form. Specific instructions to be followed by registered stockholders are set forth on the enclosed proxy card.

For Shares Registered in the Name of a Brokerage Firm or Bank

   A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers Internet voting options. That program is different from the program provided by UMB Bank, n.a. for shares registered in the name of the Stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP Program, you may vote those shares via the Internet or by telephone in accordance with instructions set forth on the voting form, or by mailing your signed proxy card.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Company's Certificate of Incorporation divides the Board into three classes. All Directors of the Company are elected to three-year terms and serve until the annual meeting of stockholders held during the year in which their terms expire and until their successors are duly elected and qualified, or until their earlier resignation or removal. The current term of Class III Directors will expire at the Annual Meeting of Stockholders to be held on Thursday, May 20, 1999; the current term of Class I Directors will expire at the annual meeting of stockholders held in 2000; and the current term of the Class II Directors will expire at the annual meeting of stockholders held in 2001.

   In accordance with the Company's Bylaws, Directors are elected by a plurality of the votes of shares of Common Stock present (or represented by proxy) at the Annual Meeting and entitled to vote on the election of Directors. As a result, the two incumbent Class III Directors nominated by the Board will be elected if they receive more affirmative votes than any other nominees.

   The Board has nominated the two incumbent Class III Directors, Messrs. Krauss and Snyder, for re-election, each to hold office until the annual meeting of stockholders held in 2002 or until a successor is duly elected and qualified, subject to prior termination of service in accordance with the Company's Certificate of Incorporation, Bylaws and applicable law. In the event a candidate is unable to serve, the persons listed in the enclosed proxy will vote for a replacement nominee recommended by the Board. The number of members of the Board is currently set at seven. Certain information concerning Messrs. Krauss and Snyder, and the other members of the Board whose terms do not expire at the Annual Meeting, is set forth below.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF GEORGE
H. KRAUSS AND RICHARD D. SNYDER AS CLASS III DIRECTORS OF THE COMPANY.

Class III Directors--Term Expiring 1999

   George H. Krauss, Director, age 57--Mr. Krauss has been an attorney with the law firm of Kutak Rock in Omaha, Nebraska since 1972 and is engaged in the firm's corporate, mergers and acquisitions, and regulatory practices. Mr. Krauss became a partner in Kutak Rock in 1975 and became of counsel on January 1, 1997 and served as the firm's presiding partner from 1983 to 1994. Mr. Krauss is a consultant to America First Companies. Mr. Krauss received B.S., M.B.A. and J.D. degrees from the University of Nebraska. Mr. Krauss also serves on the Board of Directors of America First Mortgage Investments, Inc. which is listed on the New York Stock Exchange and Bay View Capital Corporation which is listed on NASDAQ. Mr. Krauss has been a Director of the Company since 1991. He is a member of the Nominating Committee and Chairman of the Compensation Committee.

   Richard D. Snyder, Director, age 40--Mr. Snyder has been President of Avalon Investments, Inc. in Ann Arbor, Michigan, a venture capital management company, since September 1997. Mr. Snyder served as President and Chief Operating Officer of the Company from January 1996 until his resignation in August 1997 and was Executive Vice President of the Company from July 1991 until January 1996. Mr. Snyder has been a Director of the Company since 1991 and is a member of the Board's Audit Committee.

Class II Directors--Term Expiring 2001

   Jeffrey Weitzen, Director, President and Chief Operating Officer, age 42-- Mr. Weitzen was elected a Director, President and Chief Operating Officer of the Company in January 1998. He was previously employed by AT&T where he was Executive Vice President, Business Markets Division of AT&T Corp. from January 1997 until January 1998. From 1994 until 1996 he was Vice President & General Manager--Global Services at AT&T Corp. and from 1992 until 1994 he was President of AT&T's business and consumer lines of business in the Asia-Pacific region. Mr. Weitzen is a member of the Company's Nominating Committee.

   Douglas L. Lacey, Director, age 51--Mr. Lacey is a partner in the accounting firm of Nichols, Rise & Company, L.L.P. and managing partner of its Sioux City, Iowa office. Mr. Lacey joined Nichols, Rise & Company, L.L.P. in 1973. He received a B.A. degree from Briar Cliff College in 1973. He has been a Director of the Company since 1989. Mr. Lacey is Chairman of the Audit Committee.

Class I Directors--Term Expiring 2000

   Charles G. ("Chase") Carey, Director, age 45--Mr. Carey is the Chairman of the Board and Chief Executive Officer of the Fox Television Division of Fox Inc. and Co-Chief Operating Officer of News Corporation, located in Beverly Hills, California. Mr. Carey has served in various executive capacities at Fox since 1988. He received a B.A. from Colgate University and an M.B.A. from Harvard University. Mr. Carey has been a Director of the Company since March 1996 and is a member of the Audit Committee and is a member of the Compensation Committee.

   James F. McCann, Director, age 47--Mr. McCann has served as President of 1-800-FLOWERS, located in Westbury, New York, since 1987. Mr. McCann also serves on the boards of Hofstra University, Winthrop-University Hospital, Very Special Arts, The National Retail Federation and Petco, Inc. Mr. McCann has been a Director of the Company since 1996 and is a member of the Compensation Committee.

   Theodore W. Waitt, Chairman of the Board, Chief Executive Officer And Director, age 36--Mr. Waitt co-founded the Company in 1985 and since that time served as a Director of the Company and as the Company's President until January 1996. He has served as Chief Executive Officer of the Company and Chairman of the Board of Directors since February 1993. His responsibilities include overseeing overall Company performance and setting strategic direction. Mr. Waitt is Chairman of the Board's Nominating Committee.

Composition and Meetings of the Board of Directors and Committees

   During the fiscal year ended December 31, 1998, the Board met six times. The standing committees of the Board are the Compensation Committee, the Audit Committee and the Nominating Committee.

   The Compensation Committee currently consists of Messrs. Krauss (Chairman), Carey and McCann. The Compensation Committee determines the compensation of the Company's elected officers other than the Chief Executive Officer whose compensation the Committee recommends to the full Board for approval. In 1998, the Compensation Committee met twice and approved grants of options during 1998 under the Company's 1996 Long-Term Incentive Equity Plan (the "1996 Plan" or the "Plan") and reviewed the compensation of the Company's senior management, as described above and in the "Report of the Compensation Committee and the Board of Directors Regarding Executive Compensation" on page
15. The Compensation Committee administers the Company's stock option plans and the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan").

   The Audit Committee currently consists of Messrs. Lacey (Chairman), Carey and Snyder. It is responsible for retaining the Company's independent accountants and consulting with them regarding the scope and timing of their audit, the accountant's report concerning the Company's audited financial statements and the Company's internal accounting controls. The Audit Committee met twice in 1998.

   The Nominating Committee consists of Messrs. Waitt (Chairman), Krauss and Weitzen. This committee is responsible for reviewing and recommending to the Board criteria for Board membership and for identifying, evaluating and proposing to the Board nominees for membership on the Board. The Nominating Committee did not meet during 1998 apart from meetings of the full Board.

   The Nominating Committee will consider nominees recommended by stockholders. Each stockholder must comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the regulations thereunder with respect to the nomination or proposal of nominees for election as Directors of the Company.

Directors' Compensation

   Directors who are not employees of the Company are compensated at the rate of $6,000 per quarter, plus $1,000 per meeting of the Board, $500 per meeting of any committee of the Board and $200 per telephonic meeting attended (up to a maximum of $1,500 per day for all meetings attended). Directors are also reimbursed for their expenses incurred in attending such meetings. Directors who are employees of the Company receive no additional compensation for their services as Directors of the Company.

   Under the Company's 1996 Non-Employee Director Stock Option Plan (the "1996 Director Plan"), each non-employee Director received an option grant for 12,000 shares following the 1998 Annual Meeting. Options under the 1996 Director Plan are granted at an exercise price equal to the fair market value (as determined under such plan) of a share of Common Stock on the date of grant. Each non-employee Director will receive an annual stock option grant for 12,000 shares immediately following each annual meeting of stockholders.

                                  PROPOSAL 2

         APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

Summary of the Amendment

   The Board believes that it is in the best interest of the Company to amend the Certificate of Incorporation to change the name of the Company from Gateway 2000, Inc. to Gateway, Inc. Specifically, the Certificate of Incorporation will be amended by deleting Article FIRST thereof and substituting the following in its place:

   "FIRST: The name of the corporation is Gateway, Inc. (hereinafter called the "Corporation")."

   In all other respects, the terms and provisions of the Company's Certificate of Incorporation will remain unaltered.

Purpose and Effect of the Amendment

   The Board believes that the new name will more accurately reflect the Company's intention to lead consumers and the computing industry both into the new millennium and beyond. The Company is already using the name Gateway rather than Gateway 2000 as its principal trade name and the Board believes that a similar change in the Company's corporate name will promote recognition of the trade name, identify the Company with its principal products and more accurately reflect in its name the Company's position as a leader into the 21st century. The Company currently plans to implement the change of name when it would be most cost efficient with regard to using current supplies of packaging, stationery, etc. The Company anticipates that the cost of publicizing the change of name will not be significant.

Required Vote

   Approval of an amendment to the Certificate of Incorporation to change the name of the Company requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

   THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

                                  PROPOSAL 3

        APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Summary of the Amendment

   The Board of Directors has determined that the Company's Certificate of Incorporation should be amended to increase the number of authorized shares of Common Stock from 220,000,000 to 1,000,000,000. Specifically, the Certificate of Incorporation will be amended by deleting the first paragraph of Article FOURTH thereof and substituting the following in its place:

   "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 1,006,000,000 shares, consisting of:

  (1) 1,000,000,000 shares of Common Stock, par value $.01 per share ("Common Stock");

  (2) 1,000,000 shares of Class A Common Stock, par value of $.01 per share ("Class A Common Stock"); and

  (3) 5,000,000 shares of Preferred Stock, par value of $.01 per share ("Preferred Stock")."

   In all other respects, the terms and provisions of the Company's Certificate of Incorporation will remain unaltered.

   As of the Record Date for the Annual Meeting,             shares of Common
Stock were outstanding,             shares were reserved for issuance under
the Company's various stock option plans, and             shares were reserved
for issuance under the Company's employee stock purchase plan, leaving only shares available for issuance for other purposes. If this proposed amendment is adopted, up to 780,000,000 additional shares of Common Stock will be available for future issuance or sale without further stockholder approval. However, stockholder approval of particular transactions may at the time be required by law or by the rules or policies of any exchange or market upon which shares of the Common Stock may be traded or quoted. The Common Stock is presently traded on the New York Stock Exchange.

Purpose and Effect of the Amendment

   Upon approval of this proposed amendment by the stockholders, 780,000,000 additional shares of Common Stock would be authorized but unissued and unreserved. The Board believes that it is in the best interest of the Company to have additional shares of Common Stock for various general corporate purposes including, without limitation, stock splits, stock dividends, benefit plans, financing transactions or acquisitions. The Board believes that the additional authorized Common Stock would give the Company greater flexibility by allowing the Company to issue shares of Common Stock without the expense and delay of a stockholders' meeting to authorize additional shares if and when the need arises.

   Although the Board has not decided to issue a stock dividend, the Board wants to maintain the ability to do so. The Board considers a number of factors, including general market conditions, in deciding whether or when to issue a dividend, and any of these factors could cause the Board to decide against issuing a stock dividend at any particular time. The Company currently has no plans for the issuance of additional shares of Common Stock, however, the Company has determined that securing Stockholder approval of 780,000,000 additional authorized shares of Common Stock would be appropriate in order to provide the Company with the flexibility to consider a combination of possible actions, including acquisitions, stock splits or stock dividends, that might require the issuance of additional shares of Common Stock.

   If the Board deems it to be in the best interest of the Company and the Stockholders to issue additional shares of Common Stock in the future, the Board generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

   The issuance of the additional shares of Common Stock may have a dilutive effect on the Company's earnings per share and, for a stockholder that does not purchase additional shares to maintain such stockholder's pro rata interest in the Company, on such stockholder's percentage of voting power. In addition, the issuance of the additional shares of Common Stock authorized by this proposed amendment could have an anti-takeover effect. For example, the issuance of the additional shares of Common Stock could discourage a potential acquiror by: (i) increasing the number of shares of Common Stock necessary to gain control of the Company; (ii) permitting the Company, through the public or private issuance of shares of Common Stock, to dilute the stock ownership of the potential acquiror; and (iii) permitting the Company to privately place shares of Common Stock with purchasers who would side with the Board of Directors in opposing a takeover bid.

   This proposed amendment is not being recommended in response to any specific effort of which the Company's management is aware to accumulate shares or obtain control of the Company or for a specific purpose other than general corporate purposes.

Effective Date

   If this proposed amendment is approved by the stockholders, then the amendment to the Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment thereto with the Secretary of State of Delaware, which will occur as soon as practicable following the approval of this proposed amendment by the stockholders. Stockholders of the Company have no dissenters' rights with respect to this proposed amendment and will have no preemptive rights in connection with the issuance of any new shares of Common Stock.

Required Vote

   Approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

   THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR SUCH INCREASE.

                                  PROPOSAL 4

                        APPROVAL OF AN AMENDMENT TO THE
                  COMPANY'S 1995 EMPLOYEE STOCK PURCHASE PLAN

Summary of the Amendment

   The Board of Directors has determined that the Gateway 2000, Inc. 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan") should be amended to delete the provision which prohibits any "highly compensated" employee who is a participant in the 1996 Long-Term Incentive Equity Plan or any other equity incentive plan maintained by the Company (the "Nonqualified Plans") from participating in the Stock Purchase Plan in any calendar year (and the next year) in which such employee receives a grant under a Nonqualified Plan. In all other respects, the terms and provisions of the Stock Purchase Plan will remain unchanged.

Purpose and Effect of the Amendment

   The Board believes that whether an employee receives a grant under any Nonqualified Plan should no longer factor into the determination of eligibility for the Stock Purchase Plan. When the Stock Purchase Plan was originally adopted, only a select number of the Company's employees were granted stock or stock options under employee benefit plans. The Company has since introduced the GoldShares program, which allows a broad base of employees to be granted stock options through the 1996 Long-Term Incentive Equity Plan. In view of this expansion of participation, the Board believes that the aforementioned exclusion is no longer appropriate and should be deleted.

   The benefits under the Stock Purchase Plan that will be received by or allocated to various classes of the Company's employees cannot be determined in advance because, subject to the limits described above, each eligible employee has complete discretion in deciding whether to participate and how much to contribute through payroll deductions.

Summary of the Stock Purchase Plan

   A summary of the Stock Purchase Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Stock Purchase Plan, which is attached to this Proxy Statement as Appendix A.

   The Stock Purchase Plan was adopted by the Company, as of January 1, 1995, and amended and restated as of February 1, 1997, and is intended to qualify under Section 423 of the Internal Revenue Code (the "Code"). A total of 1,000,000 shares of Common Stock (subject to adjustment due to stock dividends, stock splits, consolidations or other events, as deemed equitable by the Plan Administrator) were approved for sale under the Stock Purchase Plan. All employees of the Company or any of its subsidiaries (except, as discussed above, highly compensated employees who receive grants under a Nonqualified Plan) are eligible to participate on the first day of any month after completing six months of employment, provided that they are regularly employed by the Company or any of its subsidiaries at least 20 hours per week and five months per year. As of February 28, 1999, approximately 15,000 of the Company's employees were eligible to participate in the Stock Purchase Plan. Approximately 200 more would have been eligible had the proposed amendment been in effect.

   Eligible employees may elect to have the Company make deductions from their base salary each payroll period to be applied to the purchase of shares of the Company's stock. On the first business day of each calendar month, each participant in the Plan shall be deemed to have been granted an option to purchase shares of Common Stock. On the last business day of each month, each participant in the Plan shall be deemed to have exercised his or her option to purchase whole shares of Common Stock. Any amount remaining in the participant's plan account shall be carried forward to the next calendar month unless the Plan account is closed. The Common Stock will be purchased at a price per share equal to either: (1) 95% of the closing price per share of Common Stock, as reported in The Wall Street Journal on the date of purchase; or (2) such other price as may be set by the Plan Administrator, which will, at a minimum, equal 85% of the closing price per share of Common Stock, as reported in The Wall Street Journal on either the purchase date or the last business day of the month in which such date falls, whichever is less. In order to provide for purchases under the Stock Purchase Plan, the Company has made, and plans to continue making, open market purchases of shares of Common Stock.

   Deductions may not exceed 20% of the participating employee's base salary and no eligible employee may purchase shares under the Plan that will accrue at a rate which exceeds $25,000 of the fair market value of the Common Stock, determined as of the date such right to purchase is deemed to have been granted. Also, an eligible employee will not be deemed to have been granted an option to purchase stock under the Plan if, immediately after such deemed grant, the employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries.

   The Stock Purchase Plan is administered by the Plan Administrator, who is one or more persons appointed by the Board of Directors. The Stock Purchase Plan may be amended by the Plan Administrator unless such amendment would change the number of shares authorized for the Stock Purchase Plan or cause it to fail to meet the requirements of Code Section 423(b). Any increase in the number of shares authorized under the Stock Purchase Plan must be approved by the stockholders within one year after such amendment is adopted by the Board; otherwise, the amendment is void from the date it was intended to be effective.

   The Stock Purchase Plan will terminate automatically on the date no more shares remain to be purchased under the plan, unless sooner terminated by the Board of Directors in its discretion.

   The options deemed granted under the Stock Purchase Plan are intended to constitute stock options of an "employee stock purchase plan," as defined by
Section 423 of the Code. If the requirements of that section are met, a participant will recognize no taxable income at the time options are granted or exercised. If a participant does not dispose of shares acquired under the Stock Purchase Plan within one year after the shares are acquired and two years after the option is granted, he or she will recognize, on disposition, ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time the option was granted over the option price, or (2) the excess of the fair market value of the shares at the time of disposition over the option price. Any loss upon such a disposition or the balance of any gain will be taxed as capital loss or gain.

   A disposition of shares within two years of the date the participant was deemed to have been granted an option to purchase such shares or within one year of the participant's acquisition of such shares, will generally result in the participant recognizing ordinary income equal to the fair market value of the shares on the date of purchase less the actual purchase price. The Company will receive a deduction in an amount equal to the ordinary income realized by the employee. Any additional gain or loss realized will be recognized as capital gain or loss.

Required Vote

   Approval of an amendment to the 1995 Employee Stock Purchase Plan to expand the number of employees eligible to participate requires the affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting.

   THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN.

                            INDEPENDENT ACCOUNTANTS

   The Board of Directors has appointed the firm of PriceWaterhouseCoopers L.L.P., independent accountants (" PriceWaterhouseCoopers"), as the Company's independent accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1998. PriceWaterhouseCoopers served as the Company's independent accountants since 1989. Representatives of PriceWaterhouseCoopers are expected to be present at the Annual Meeting and will have an opportunity to make a statement on behalf of their firm if they wish. They will also be available to respond to any appropriate questions of any stockholder of the Company.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information as of March 1, 1999, regarding the beneficial ownership of Common Stock and Class A Common Stock by (1) each stockholder known by the Company to be the beneficial owner of more than 5% of Common Stock; (2) by each Director of the Company; (3) by each executive officer named in the Summary Compensation Table on page 12; and (4) by all executive officers and directors of the Company as a group. No shares of Class A Common Stock are issued and outstanding. Except as indicated in the footnotes hereto, each person named in the table has (or could have upon exercise of an option vested or vesting within 60 days after March 1, 1999) sole voting and investment power (or such power together with any spouse of such person, if they are joint tenants) with respect to securities beneficially owned by such person as set forth opposite such person's name:

                                              Title of   Number of       % of
  Name and Address of Beneficial Owner(1)      Class     Shares(2)     Class(3)
  ---------------------------------------     --------   ---------     --------
Theodore W. Waitt.......................... Common Stock 64,398,420(4)  41.17
Jeffrey Weitzen............................ Common Stock    267,648
David J. Robino............................ Common Stock     50,000
Michael D. Hammond......................... Common Stock    145,290
Joseph J. Burke............................ Common Stock     60,250
Charles G. Carey........................... Common Stock     30,000
George H. Krauss........................... Common Stock     55,000
Douglas L. Lacey........................... Common Stock     61,000
James F. McCann............................ Common Stock     34,000
Richard D. Snyder.......................... Common Stock    901,000
All Directors and executive officers as a
 group (19 persons)........................ Common Stock 66,067,758     42.24

--------
(1) Unless otherwise indicated, the address of each beneficial owner listed above is c/o Gateway 2000, Inc., 4545 Towne Centre Court, San Diego, California 92121.

(2) Includes beneficial ownership of shares of Common Stock which may be acquired pursuant to employee stock options for Messrs. Waitt--485,000 shares, Weitzen--250,000 shares, Robino--50,000 shares, Hammond--145,290 shares, Burke--60,250 shares, and Snyder 901,000 shares. Also includes beneficial ownership of shares of Common Stock which may be acquired pursuant to non-employee director stock options for Messrs. Carey--28,000 shares, Krauss--55,000 shares, Lacey--55,000 shares, and McCann--28,000 shares. Both employee and director stock option information includes options exercisable at or within 60 days after March 1, 1999.
(3) Less than 1 percent unless otherwise indicated.
(4) Mr. Waitt's shares exclude 1,725,600 shares held by a foundation of which he is a director and as to which he disclaims beneficial ownership and 5,700 shares held in a trust for his children for which his spouse is the trustee.

                              EXECUTIVE OFFICERS

   The executive officers of the Company are its senior elected officers and serve for terms of office determined by the Board. Biographical summaries of the business experience of Mr. Waitt, Chairman and Chief Executive Officer of the Company and Mr. Weitzen, President and Chief Operating Officer, are included under "Proposal 1--Election of Directors" on page 2. The names, ages, and biographical information with respect to each other executive officer are as follows:

   David J. Robino, Executive Vice President and Chief Administrative Officer, 39--Mr. Robino joined the Company in January 1998 when he was elected as Executive Vice President and Chief Administrative Officer. Mr. Robino has responsibility for the Company's human resources, community relations, government relations, law, compliance and ethics, and other corporate administration functions. From 1995 until January 1998, he was with AT&T Corporation where he was most recently Human Resources Vice President, Business Markets Division. Prior to AT&T, Mr. Robino was with A. C. Nielsen from 1989 to 1995 where he was named Senior Vice President of Human Resources and Administration for their international businesses in 1993. Mr. Robino first became an executive officer of the Company in 1998.

   Van M. Andrews, Senior Vice President, Gateway Business, 47--Mr. Andrews joined the Company in September 1998 when he was elected as Senior Vice President of Gateway Business. Mr. Andrews has responsibility for leading initiatives in the business, education, government and channel sectors. Prior to joining the Company, he was President of Admor Memory, where he managed operations, sales, marketing, manufacturing, quality assurance and logistics. From 1991 to 1998, he was with Toshiba America Information Systems, where he was most recently Vice President and General Manager, Computer Systems Division. Mr. Andrews first became an executive officer of the Company in 1998.

   Anil Arora, Senior Vice President and Chief Marketing Officer, 38--Mr. Arora joined the Company in June 1998 when he was elected as Senior Vice President and Chief Marketing Officer. Mr. Arora has responsibility for directing the Company's global marketing, corporate public relations, brand management and market research efforts. From 1995 to June 1998, he was with Pillsbury Company where he was most recently Vice President, Strategy and Marketing for North America. Prior to Pillsbury, he was with Kraft Foods, Inc., from 1984 to 1995. In his final position, he was Business Director, Cheese Division. Mr. Arora first became an executive officer of the Company in 1998.

   Peter B. Ashkin, Senior Vice President, Gateway Products, 47--Mr. Ashkin joined the Company in August 1998 as Vice President of Engineering. In January 1999, he was elected as Senior Vice President of Gateway Products. He has responsibility for product platform initiatives, program management, software, engineering, human factors and supply management. From 1993 to August 1998, Mr. Ashkin was with Toshiba America Information Systems, most recently as Vice President and General Manager. Previously, he was Director of Technology, Engineering and Architecture at Apple Computer, Inc. Mr. Ashkin first became an executive officer of the Company in 1999.

   R. Todd Bradley, Senior Vice President and Regional Managing Director-- Europe, Middle East and Africa, 40--Mr. Bradley joined the Company in September 1998 when he was elected as Senior Vice President and Regional Managing Director--Europe, Middle East and Africa. Mr. Bradley is responsible for all operations in this region. From 1997 to September 1998, he was with General Electric. He served most recently as President and Chief Executive Officer of Transport International Pool, a GE Capital Services company that is a global transportation equipment leasing and rental business. From 1993 to 1997, Mr. Bradley was with The Dun & Bradstreet Corporation, most recently as President of NCH Promotional Services, a Dun & Bradstreet subsidiary. Mr. Bradley first became an executive officer of the Company in 1998.

   Joseph J. Burke, Senior Vice President, Global Business Development, 41-- Mr. Burke joined the Company in October 1995 as Vice President responsible for market development. In 1997, Mr. Burke was elected as Senior Vice President of Global Business Development. Before joining the Company, Mr. Burke spent eight years with Blockbuster Entertainment Corporation. At Blockbuster, Mr. Burke most recently served as Senior Vice President and Chief Financial Officer of the International Division. Mr. Burke was first elected an executive officer in 1995.

   William M. Elliott, Senior Vice President, General Counsel and Corporate Secretary, 64--Mr. Elliott joined the Company in May 1994 as Vice President and General Counsel and was elected Corporate Secretary in May 1995. In October 1995, Mr. Elliott was named Senior Vice President and his responsibilities continued to include managing the Company's legal affairs and acting as Corporate Secretary. Before joining the Company, Mr. Elliott spent three years as Senior Vice President of International Telecharge, Inc., a telecommunications company specializing in the public and private pay telephone markets. From 1977 to 1990, he was Senior Vice President and General Counsel of Northrop Corporation. Mr. Elliott was first elected an executive officer in 1994.

   Michael D. Hammond, Senior Vice President, Manufacturing, 37--Mr. Hammond co-founded the Company in 1985 with Ted Waitt and has been employed by the Company in various positions since that time. Mr. Hammond was elected Senior Vice President of Manufacturing in 1997 with responsibility for product manufacturing, logistics, materials management and inventory. His previous position was Vice President of the Company's Asia-Pacific region. Mr. Hammond was first elected an executive officer in 1992.

   Daniel E. Pittard, Senior Vice President, Strategy and New Ventures, 49-- Mr. Pittard joined the Company in November 1998 when he was elected as Senior Vice President of Strategy and New Ventures. He has responsibility for strategic planning and new ventures. From 1995 to 1998, he was with Amoco Corporation, most recently as Group Vice President, Petroleum Products Marketing. Prior to that he was with Pepsico, Inc., from 1992 to 1995, his final position there was Senior Vice President and General Manager, New Ventures for Frito-Lay, Inc. Mr. Pittard first became an executive officer of the Company in 1998.

   Frank Smilovic, Senior Vice President and Regional Managing Director--Asia-Pacific, 49--Mr. Smilovic joined the Company in October 1998 when he was elected Senior Vice President and Regional Managing Director--Asia-Pacific. Mr. Smilovic is responsible for all operations in this region. From 1972 to 1998, he was with American Express, most recently as President, Establishment Services Group, Japan, Pacific, Asia and Australia. Prior to this position with American Express, he was Senior Vice President, International Establishment Services Business. Mr. Smilovic first became an executive officer of the Company in 1998.

   John J. Todd, Senior Vice President and Chief Financial Officer, 38--Mr. Todd joined the Company in October 1998 when he was elected Senior Vice President and Chief Financial Officer. Mr. Todd has responsibility for operational finance, tax, audit, treasury, financial systems and reporting. From 1997 to October 1998, he was with Allied Signal, Inc., most recently as Chief Financial Officer, Allied Signal Engines. Previously, he was Chief Financial Officer, Boston Market for Boston Chicken, Inc. From 1988 to 1996, Mr. Todd was with Pepsico, Inc., most recently as Vice President--Portfolio Management, Pizza Hut, Inc. Mr. Todd first became an executive officer of the Company in 1998.

   Maynard G. Webb, Senior Vice President and Chief Information Officer, 43-- Mr. Webb joined the Company in July 1998 when he was elected Senior Vice President and Chief Information Officer. Mr. Webb has responsibility for directing the company's Information Technology strategy and architecture, IT operations oversight and implementation of technology initiatives. From 1995 to July 1998, he was with Bay Networks, most recently as Vice President and Chief Information Officer. He was Director of Information Systems for Quantum Corporation from 1991 to 1995. Mr. Webb first became an executive officer of the Company in 1998.

Executive Compensation

The following table and related footnotes show the compensation paid during 1996, 1997 and 1998 to the Company's Chief Executive Officer, and its four other most highly compensated officers for services rendered during such period to the Company and its subsidiaries:

                          SUMMARY COMPENSATION TABLE

                               Annual Compensation     Long-Term Compensation Awards
                               ------------------- --------------------------------------  All Other
   Name and Principal                      Bonus   Restricted Stock Securities Underlying Compensation
        Position          Year Salary ($)   ($)      Award(s) ($)        Options (#)          ($)
   ------------------     ---- ----------  -----   ---------------- --------------------- ------------
Theodore W. Waitt,        1998 $1,000,000 $800,000                          160,000        $      281(1)
Chairman of the Board
 and                      1997 $  615,000 $239,850                          230,000
Chief Executive Officer   1996 $  585,000 $380,250                          460,000

Jeffrey Weitzen,          1998 $  707,692 $600,000     $600,000           1,000,000        $1,544,983(3)
President and              --
Chief Operating Officer    --
 (2)

David J. Robino,          1998 $  424,615 $234,000                          200,000        $  628,340(5)
Executive Vice President   --
 and
Chief Administrative       --
 Officer (4)

Michael D. Hammond,       1998 $  300,000 $121,000                           40,000        $    7,832(6)
Senior Vice President,    1997 $  200,000 $ 60,000                           50,000        $    4,750(7)
Manufacturing             1996 $  145,725 $ 87,764                           66,000        $    1,757(7)

Joseph J. Burke,          1998 $  300,000 $120,500                           40,000        $    4,114(8)
Senior Vice President,    1997 $  277,500 $ 99,000                           34,000        $    8,010(9)
Global Business
 Development              1996 $  260,625 $104,923                           12,000        $   52,000(10)

--------
 (1) Amount of imputed income for group life insurance.
 (2) Mr. Weitzen's employment with the Company began on January 22, 1998.
 (3) Includes $1,400,000 for a sign-on bonus, $93,237 for relocation expenses, $45,724 for disability and life insurance premiums, $3,750 for Company matching contributions pursuant to the Company's 401 (k) plan, $1,838 for use of the company airplane, and $434 of imputed income for group life insurance.
 (4) Mr. Robino's employment with the Company began on January 22, 1998.
 (5) Includes $500,000 for a sign-on bonus, $118,516 for relocation expenses, $9,546 for disability and term life insurance premiums, and $281 of imputed income for group life insurance.
 (6) Includes $4,333 of Company matching contributions pursuant to the Company's 401 (k) plan, $3,265 for use of the company airplane and $234 of imputed income for group life insurance.
 (7) Amount of Company matching contributions pursuant to the Company's 401
     (k) plan.
 (8) Includes $3,510 of Company matching contributions pursuant to the Company's 401 (k) plan, $361 for imputed income for group life insurance and $243 for use of the company airplane.
 (9) Includes $5,833 for relocation expenses and $2,177 of Company matching contributions pursuant to the Company's 401 (k) plan.
(10) Amount of relocation expenses.

   Officers and management of the Company receive compensation in the form of base salary, annual incentive awards and equity participation. See "Report of the Compensation Committee and the Board of Directors Regarding Executive Compensation" on page 15.

                       OPTION GRANTS IN LAST FISCAL YEAR

   The following table and related footnotes set forth the number of securities underlying options granted in the last fiscal year and held by the Company's Chief Executive Officer and its four most highly compensated officers and the value thereof.

                            Number of      % of Total
                           Securities       Options                         Grant Date
                           Underlying      Granted to   Exercise             Present
                         Options Granted   Employees     Price   Expiration Value ($)
       Name                    (#)       In Fiscal Year  ($/sh)   Date (1)     (2)
       ----              --------------- -------------- -------- ---------- ----------
Theodore W. Waitt.......      100,000         2.62       $33.75   1/21/08    2,044,388
                               60,000                    $61.75   7/22/08    2,245,322

Jeffrey Weitzen.........    1,000,000         16.4       $34.00   1/22/08   20,595,300

David J. Robino.........      200,000          3.3       $34.00   1/22/08    4,119,060

Michael D. Hammond......       25,000           .6       $33.75   1/21/08      511,097
                               15,000                    $61.75   7/22/08      561,330

Joseph J. Burke.........       25,000           .6       $33.75   1/21/08      511,097
                               15,000                    $61.75   7/22/08      561,330

--------
(1) Options granted vest 25% per year over four years.
(2) The present value of each stock option is calculated using the Black-Scholes Multiple Option valuation formula, assuming (a) a volatility of the Company's stock price, as quoted on the New York Stock Exchange Composite index, equal to 0.6; (b) a range of risk-free rates of return of
    5.3 to 6.9% per annum; (c) zero dividends; and (d) 3 1/2 years from the date of vesting to the date of exercise.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

   The following table and related footnotes set forth as of December 31, 1998 the number of securities underlying options held by the Company's Chief Executive Officer and its four other most highly compensated officers and the value thereof.

                                                       Number of
                                                 Securities Underlying     Value of Unexercised
                           Shares                 Unexercised Options      in-the-Money Options
                          Acquired     Value      at Fiscal Year-End,       at Fiscal Year-End,
                         On Exercise Realized  Exercisable/Unexercisable Exercisable/Unexercisable
   Name                      (#)        ($)             (#) (1)                   ($) (2)
   ----                  ----------- --------- ------------------------- -------------------------
Theodore W. Waitt.......        0            0     332,500/  577,500       11,093,106/13,621,119
Jeffrey Weitzen.........        0            0           0/1,000,000                0/17,187,500
David J. Robino.........        0            0           0/  200,000                0/ 3,437,500
Michael D. Hammond......   44,500    2,122,869     133,540/  115,500        5,901,920/ 2,397,341
Joseph J. Burke.........        0            0      50,500/   83,500        1,527,011/ 1,363,241

--------
(1) The number of securities underlying exercisable and unexercisable options is expressed in shares of Common Stock.
(2) Valuation of these options is based on the closing price of $51 3/16 for Common Stock, as quoted on the New York Stock Exchange composite index on December 31, 1998.

Employment Agreements and Change-in-Control Arrangements.

   Jeffrey Weitzen. The Company entered into an employment agreement with Mr. Weitzen dated January 22, 1998, which provides that he will serve as President and Chief Operating Officer of the Company for an initial term of three years, subject to renewal for successive one year periods by mutual agreement of the parties. Mr. Weitzen is entitled to an annual salary of $750,000 plus an incentive bonus of up to 150% of his salary targeted at 100%, as determined by the Board of Directors or Compensation Committee. In connection with his employment by the Company, Mr. Weitzen received a signing bonus of $1,400,000 in cash plus a fully vested stock grant valued at $600,000. In addition, Mr. Weitzen is entitled to receive certain other benefits, including medical insurance, and the Company is obligated to maintain a term life and lump sum disability insurance policy in the face amount of $5 million for the first year of his employment term and $2.5 million for each succeeding year of his employment term for his benefit.

   Mr. Weitzen holds stock options to purchase 1,000,000 shares of Common Stock at $34 per share with a ten year term and subject to vesting over four years. Mr. Weitzen is also eligible to receive additional options starting in 1999, targeted at options to purchase 75,000 shares twice a year based on a $30 stock price (subject to adjustment based on Black-Scholes value), subject to approval of the Board of Directors or Compensation Committee. If Mr. Weitzen's employment is terminated without cause, for good reason, or in the event of a change in control, or if his employment is not renewed after the initial term, his options will vest immediately and he will be entitled to receive a lump sum equal to three times the sum of his then current annual base salary and annual incentive bonus. As of December 31, 1998, the amount of the lump sum payable to Mr. Weitzen in such an event would be approximately $4,500,000.

   David J. Robino. The Company entered into an employment agreement with Mr. Robino dated January 19, 1998, which provides that he will serve as Executive Vice President and Chief Administrative Officer of the Company for an initial term of three years, subject to renewal for successive one year periods by mutual agreement of the parties. Pursuant to the agreement, Mr. Robino is entitled to an annual salary of $450,000 plus an incentive bonus, as determined by the Board of Directors or Compensation Committee, of up to 100% of his salary targeted at 65%. In connection with his employment by the Company, Mr. Robino received a signing bonus of $500,000 in cash. In addition, Mr. Robino is entitled to receive certain other benefits, including medical insurance and the Company is obligated to maintain a term life and lump sum disability insurance policy in the face amount of $1 million for the first year of his employment term and $500,000 for each succeeding year of his employment term for his benefit.

   Mr. Robino holds stock options to purchase 200,000 shares of Common Stock at $34 per share with a ten year term, subject to vesting over four years. Mr. Robino is also eligible to receive additional options starting in 1999, targeted at options to purchase 30,000 shares twice a year based on a $30 stock price (subject to adjustment based on Black-Scholes value), subject to approval of the Board of Directors or Compensation Committee. If Mr. Robino's employment is terminated without cause, for good reason or in the event of a change in control of the Company, or if his employment is not renewed after the initial term, his options will vest immediately and he will be entitled to receive a lump sum equal to three times the sum of his then current annual base salary and annual incentive bonus. As of December 31, 1998, the amount of the lump sum payable to Mr. Robino in such an event would be approximately $2,227,500.

   Messrs. Weitzen and Robino both signed Non-Competition Agreements that are effective for the term of such individual's employment with the Company and one year thereafter and which include a provision prohibiting the solicitation for employment and employment of certain Company employees for a period of two years following termination of employment. Messrs. Weitzen and Robino also signed Non-Disclosure/Intellectual Property Agreements that restrict their use of confidential and proprietary information for five years after the termination of their employment with the Company. The Non-Disclosure/Intellectual Property Agreements also confirm that the Company will own any intellectual property either employee develops, relating to their employment with the Company, for the term of such individual's employment with the Company and one year thereafter.

                   REPORT OF THE COMPENSATION COMMITTEE AND
            THE BOARD OF DIRECTORS REGARDING EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors is composed entirely of Directors who are not employees of the Company. The Compensation Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs.

   The foundation of the management compensation program is based on principles designed to align compensation with the Company's business strategies, values and management initiatives. The program:

  . Integrates compensation programs with both the Company's annual and long-term strategic planning and performance management processes.

  . Helps attract and retain key management critical to the success of the Company.

   The key components of the compensation program are base salary, annual incentive opportunity and equity participation. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance, fosters teamwork and offers the opportunity to earn above-average rewards when merited by individual and corporate performance. The marketplace is defined by comparing the Company to a group of corporations with similar characteristics, including industry and technology emphasis.

   Using compensation survey data from the comparison group, a target for total compensation and each of its elements--base salary, incentive awards and equity-based compensation--is established. The intent is to deliver total compensation that will be in the mid to upper range of pay practices of peer companies when merited by the Company's performance. To achieve this objective, a substantial portion of management pay is delivered through performance-related variable compensation programs which are based upon achievement of the Company's goals. Each year the Compensation Committee reviews the elements of executive compensation to ensure that the total compensation program meets the overall objectives discussed above.

   In 1998, total compensation was paid to senior management on individual performance and on the extent to which the business plans were achieved or exceeded. Base compensation was determined by an assessment of each executive's performance, current salary in relation to the salary range designated for the job, experience and potential for advancement as well as by the performance of the Company. While many aspects of performance can be measured in financial terms, the Compensation Committee also evaluated the success of the management team in areas of performance that cannot be measured by traditional accounting tools, including the development and execution of strategic plans, the development of management and employees and the exercise of leadership within the industry and in the communities that the Company serves. All of these factors were collectively taken into account by management and the Compensation Committee in determining the appropriate level of base compensation and base salary increases.

   The Management Incentive Plan is designed to reward senior managers when the Company achieves certain financial objectives. These goals include financial elements such as operating earnings, revenue, and the reduction of sales, general, and administrative (SG&A) costs. Each year individual incentive targets are established for incentive plan participants based on competitive survey data. As noted earlier, targets are set to deliver total compensation in the mid to upper range of competitive practice as warranted by performance of the Company. For 1998, the incentive was earned based on the Compensation Committee's overall assessment of the Company's performance against pre-determined operating earnings and revenue goals. For 1999, the measures will be similar financial targets related to Company performance.

   For several years, the Company has provided forms of equity participation as a key part of its total programs for motivating and rewarding managers. Grants of stock options have provided an important part of the equity link to stockholders. Through these vehicles, the Company has encouraged its management to obtain and hold the Company's Common Stock and stock options. Targeted award ranges for stock option grants are determined by taking into account competitive practice among comparison companies. Equity participation targets are set based on established salary guidelines and level of performance. As noted above, the target ranges are established such that equity participation opportunities will be in the mid to upper range of pay practices of peer companies when merited by Company and individual performance. Actual individual awards are determined based on the established competitive target range and the Compensation Committee's overall assessment of individual performance. In 1997, the Company established the GoldShares program to encourage stock ownership to a broad base of employees worldwide. During 1998, the Company distributed the second grant of GoldShares to eligible employees.

   The full Board, rather than the Compensation Committee, determines the compensation of the Company's Chairman and Chief Executive Officer. On January 1, 1998, the Board increased Mr. Waitt's annual base salary to $1 million. In light of 1998 Company performance, the Board granted Mr. Waitt an incentive payment of $800,000. The Board will continue to determine and administer awards granted to other eligible individuals under the 1993 Stock Option Plan for Key Employees and the 1996 Plan.

   It is the Compensation Committee's policy to consider deductibility under
Section 162(m) of the Code in determining compensation arrangements for the Company's "covered employees," and the Committee intends to optimize the deductibility of compensation to the extent deductibility is consistent with the objectives of the management compensation program. The Committee, however, intends to weigh the benefits of full deductibility with the objectives of the management compensation program and, if the Committee believes to do so is in the best interest of the Company and its stockholders, will make compensation arrangements which may not be fully deductible under Section 162(m). Grants of stock options under the 1996 Plan approved by the stockholders are expected to qualify for deductibility under Section 162(m). The Committee expects that the stock options granted in 1998 to the Company's elected officers will, together with their 1998 salaries and any other compensation paid to them in 1998, qualify for deductibility. Other awards under the 1996 Plan may, but need not, qualify for deductibility as performance-based compensation under Section 162(m).

The Compensation Committee

                                          The Board of Directors


George H. Krauss, Chairman                Theodore W. Waitt    James F. McCann
Charles G. Carey                          Charles G. Carey     Richard D. Snyder
James F. McCann                           George H. Krauss     Jeffrey Weitzen
                                          Douglas L. Lacey

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative total return on Common Stock from the date on which Common Stock began trading on the NASDAQ National Market, through December 31, 1998, with the S&P 500 Index and the S&P Computer Hardware Manufacturers Index. The cumulative total return assumes that $100 was invested in each of Common Stock, the S&P Index and the S&P Computer Hardware Manufacturers Index on December 8, 1993 (the date the Company's stock began trading) and also assumes the reinvestment of any dividends. The Company's index is calculated using the closing price of $9.63 for Common Stock on December 8, 1993, as quoted on the NASDAQ National Market. Past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

                     COMPARISON OF CUMULATIVE TOTAL RETURN


                             [GRAPH APPEARS HERE]

                                  S&P 500        S&P Computer
                   Gateway         Index         Hardware Mfrs.
 12/8/93             100            100               100
12/31/93             106            100               105
12/31/94             114             98               130
12/31/95             127            132               175
12/31/96             278            159               236
12/31/97             340            208               335
12/31/98             532            264               584

                   CERTAIN TRANSACTIONS WITH RELATED PARTIES

   Theodore W. Waitt is the sole shareholder and director of Mesh, Inc., a South Dakota Corporation previously known as GTN, Inc. ("Mesh"). As of January 1, 1998, Mesh entered into a Joint Ownership and Joint Use Agreement with Gateway 2000 Country Stores, Inc. (now known as Gateway Companies, Inc.), a Delaware Corporation and wholly owned subsidiary of the Company ("GW Companies"). Pursuant to this agreement, GW Companies acquired a 75% ownership interest in an aircraft from Mesh in exchange for $5,475,000. GW Companies will be responsible for the operation and maintenance of the aircraft but will be reimbursed for 25% of its fixed costs and expenses by Mesh. Mesh will also reimburse GW Companies 100% of the costs associated with the actual use of the aircraft by Mesh. If the usage by either party of the aircraft exceeds their respective ownership interests (i.e. 75% by GW Companies and 25% by Mesh), the reimbursement of fixed costs and expenses will be adjusted accordingly. In 1998, Mesh reimbursed 37% of the total fixed costs and expenses of the aircraft. Based upon a review of amounts paid to acquire comparable aircraft provided by a independent third party, the Company believes that it paid fair market value for its ownership interest in the aircraft. In addition, GW Companies entered into a lease agreement with Avalon Enterprises L.L.C. ("Avalon") for retail space in a shopping center located in North Sioux City, South Dakota. All of the outstanding shares of Avalon are owned directly or indirectly by Theodore W. Waitt and his wife. Gateway believes that it paid fair market value for the lease based on the fact that several independent third-party tenants pay comparable lease rental rates and similar terms and conditions.

Section 16(a) Beneficial Ownership Reporting Compliance

   Based on Company records, the Company believes that all its officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements under Section 16 of the Securities Exchange Act of 1934, as amended, with respect to transactions during 1998.

                               OTHER INFORMATION

   The Company has retained the services of UMB Bank, n.a. to assist in the distribution of proxy materials and the Company will reimburse UMB for its expenses. The Company will bear the full expense of the preparation and mailing of this Proxy Statement and accompanying materials. The Company will reimburse brokers, fiduciaries and custodians for their expenses in forwarding proxy materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made primarily by mail, although proxies also may be solicited personally by telephone or other means of communication by officers, directors and employees of the Company (for which they will receive no additional compensation).

   Proposals of stockholders that are intended to be presented at the Company's 2000 annual meeting of stockholders must be received by the Company
at its principal executive offices no later than December   , 1999 to be
considered for inclusion in the proxy statement and proxy relating to that meeting.

   Copies of the company's annual report on Form 10-K for the fiscal year ended December 31, 1998 will be provided to stockholders without charge upon written request to Investor Relations, Gateway 2000, Inc., Mail Drop Y-15, 610 Gateway Drive, P.O. Box No. 2000, North Sioux City, South Dakota 57049-2000.

                                          By Order of the Board of Directors

                                          /s/ William M. Elliott

                                          William M. Elliott
                                          Senior Vice President, General
                                          Counsel and Corporate Secretary

San Diego, California
April   , 1999

PROXY                                                                     PROXY
                              GATEWAY 2000, INC.

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, THURSDAY, MAY 20, 1999

 The undersigned hereby appoints William M. Elliott and Stephanie G. Heim, or either of them (the "Appointed Proxies"), with power of substitution to each, to vote all shares of the undersigned at the annual meeting of stockholders of Gateway 2000, Inc. to be held on Thursday, May 20, 1999 at 9:00 a.m., Central Time (the "Annual Meeting"), or at any adjournment(s) thereof.

 This Proxy, solicited on behalf of the Board of Directors, will be voted as directed. If no direction to the contrary is indicated, it will be voted (1) for the election of the named nominees as directors; (2) for approval of the Amendment to the Gateway 2000, Inc. Amended and Restated Certificate of Incorporation to change the Company's name; (3) for approval of the Amendment to the Gateway 2000, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 220,000,000 to 1,000,000,000; (4) for approval of the Amendment to the Gateway 2000, Inc. 1995 Employee Stock Purchase Plan to expand the number of employees eligible to participate in such plan; and (5) in accordance with the judgment of the appointed proxies as to such other matters as may properly come before the Annual Meeting.

 The undersigned ratifies all that the Appointed Proxies, or their substitutes, may lawfully do by virtue hereof, and revokes any proxies previously given to vote at the Annual Meeting or any adjournment thereof.

 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID
                                   ENVELOPE

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------
                     . Cut or tear along perforated edge .

                              GATEWAY 2000, INC.
                                ANNUAL MEETING

                         Sioux City Convention Center
                               801 Fourth Street
                               Sioux City, Iowa

                            Thursday, May 20, 1999
                            9:00 a.m., Central Time

                               VOTE BY INTERNET

  Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:

    1. Read the accompanying Proxy Statement.

    2. Visit our Internet voting site at http://www.umb.com/proxy and follow the instructions on the screen.

  Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 19, 1999.

  If you vote by Internet, please do not return your proxy by mail.

  THANK YOU FOR YOUR VOTE.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING EACH OF THE DIRECTORS.

1. Election of Directors--
   Nominees: George H. Krauss and Richard D. Snyder as Class III directors of the Company for a term of three (3) years.

                  For All
   For  Withheld   Except
   [_]    [_]       [_]

----------------------------------
(Except nominee(s) written above.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2, 3 AND 4.

2. Approval of the Amendment to the Gateway 2000, Inc. Amended and Restated Certificate of Incorporation to change the Company's name.

   For  Withheld  Abstain
   [_]    [_]       [_]

3. Approval of the Amendment to the Gateway 2000, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 220,000,000 to 1,000,000,000.

   For  Withheld  Abstain
   [_]    [_]       [_]

4. Approval of the Amendment to the Gateway 2000, Inc. 1995 Employee Stock Purchase Plan to expand the number of employees eligible to participate in such plan.

   For  Withheld  Abstain
   [_]    [_]       [_]

If any other business is brought before the Annual Meeting or any adjournment(s) thereof, this Proxy will be voted in the discretion of the Appointed Proxies.

Dated: ________________________________________________________________________

-------------------------------------------------------------------------------
                                  (Signature)

-------------------------------------------------------------------------------
                                  (Signature)

Please sign exactly as name(s) appear to the left. when signing in fiduciary or representative capacity, please add your full title. If shares are regis-tered in more than one name, all holders must sign. If signature is for a cor-poration, the handwritten signature and title of an authorized officer are re-quired, together with the full corporate name.
--------------------------------------------------------------------------------
                     . CUT OR TEAR ALONG PERFORATED EDGE .

                               VOTE BY INTERNET

  Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:

    1. Read the accompanying Proxy Statement.

    2. Visit our Internet voting site at http://www.umb.com/proxy and follow the instructions on the screen.

  Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 19, 1999.

  If you vote by Internet, please do not return your proxy by mail.

  THANK YOU FOR YOUR VOTE.

PROXY                                                                     PROXY
                              Gateway 2000, Inc.

       Proxy for Annual Meeting of Stockholders, Thursday, May 20, 1999

 The undersigned hereby appoints William M. Elliott and Stephanie G. Heim, or either of them (the "Appointed Proxies"), with power of substitution to each, to vote all shares of the undersigned at the annual meeting of stockholders of Gateway 2000, Inc. to be held on Thursday, May 20, 1999 at 9:00 a.m., Central Time (the "Annual Meeting"), or at any adjournment(s) thereof.

 This Proxy, solicited on behalf of the Board of Directors, will be voted as directed. If no direction to the contrary is indicated, it will be voted (1) for the election of named nominees as directors; (2) for approval of the Amendment to the Gateway 2000, Inc. Amended and Restated Certificate of Incorporation to change the Company's name; (3) for approval of the Amendment to the Gateway 2000, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 220,000,000 to 1,000,000,000; (4) for approval of the Amendment to the Gateway 2000, Inc. 1995 Employee Stock Purchase plan to expand the number of employees eligible to participate in such plan; and (5) in accordance with the judgment of the appointed proxies as to such other matters as may properly come before the Annual Meeting.

 The undersigned ratifies all that the Appointed Proxies, or their substitutes, may lawfully do by virtue hereof, and revokes any proxies previously given to vote at the Annual Meeting or any adjournment thereof.

 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID
                                   ENVELOPE

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------
                     . Cut or tear along perforated edge .

                              GATEWAY 2000, INC.
                                ANNUAL MEETING

                         Sioux City Convention Center
                               801 Fourth Street
                               Sioux City, Iowa

                            Thursday, May 20, 1999
                            9:00 a.m., Central Time

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING EACH OF THE DIRECTORS.

1. Election of Directors--
   Nominees: George H. Krauss and Richard D. Snyder as Class III directors of the Company for a term of three (3) years.

                  For All
   For  Withheld   Except
   [_]     [_]      [_]

----------------------------------
(Except nominee(s) written above.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2, 3 and 4.

2. Approval of the Amendment to the Gateway 2000, Inc. Amended and Restated Certificate of Incorporation to change the Company's name.

   For  Against  Abstain
   [_]    [_]      [_]
                                    Abstain
3. Approval of the Amendment to the Gateway 2000, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 220,000,000 to 1,000,000,000.

   For  Against  Abstain
   [_]    [_]      [_]

4. Approval of the Amendment to the Gateway 2000, Inc. 1995 Employee Stock Purchase Plan to expand the number of employees eligible to participate in such plan.

   For  Against  Abstain
   [_]    [_]      [_]

If any other business is brought before the Annual Meeting or any adjournment(s) thereof, this Proxy will be voted in the discretion of the Appointed Proxies.

Dated: ________________________________________________________________________

-------------------------------------------------------------------------------
                                  (Signature)

-------------------------------------------------------------------------------
                                  (Signature)

Please sign exactly as name(s) appear to the left. When signing in fiduciary or representative capacity, please add your full title. If shares are regis-tered in more than one name, all holders must sign. If signature is for a cor-poration, the handwritten signature and title of an authorized officer are re-quired, together with the full corporate name.
--------------------------------------------------------------------------------
                    . Cut or tear along perforated edge .

INSTRUCTION CARD                                               INSTRUCTION CARD
                              Gateway 2000, Inc.

                  P.O. Box 2000, N. Sioux City, SD 57049-2000

VOTING INSTRUCTIONS TO: NORWEST BANK MINNESOTA, N.A., AS TRUSTEE OF
                        THE GATEWAY 2000, INC. RETIREMENT SAVINGS PLAN ("PLAN")

 I hereby direct that the voting rights pertaining to shares of Common Stock of Gateway 2000, Inc. held by the Trustee and attributable to my account in the above-described plan shall be exercised at the Annual Meeting of Shareholders of the Company to be held May 20, 1999, or at any adjournment of such meeting, in accordance with the instructions below, to vote upon Proposals 1, 2, 3 and 4 and on other business that may properly come before the meeting.

 If the instruction card is not returned or if no direction is given when the duly executed instruction card is returned, the shares credited in the participant's Gateway 2000 Common Stock Fund Account will be voted on each ballot item in accordance with the terms of the plan.

  PLEASE COMPLETE, DATE, SIGN AND MAIL THIS INSTRUCTION CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------
                     . Cut or tear along perforated edge .

                          GATEWAY 2000, INC.



1. Election of Directors--
   Nominees: George H. Krauss and Richard D. Snyder as Class III directors of the Company for a term of three (3) years.

                  For All
   For  Withheld  Except
   [_]     [_]      [_]

----------------------------------
(Except nominee(s) written above.)

2. Approval of the Amendment to the Gateway 2000, Inc. Amended and Restated Certificate of Incorporation to change the Company's name.

   For  Withheld  Abstain
   [_]     [_]      [_]

3. Approval of the Amendment to the Gateway 2000, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 220,000,000 to 1,000,000,000.

   For  Withheld  Abstain
   [_]     [_]      [_]

4. Approval of the Amendment to the Gateway 2000, Inc. 1995 Employee Stock Purchase Plan to expand the number of employees eligible to participate in such plan.

   For  Withheld  Abstain
   [_]     [_]      [_]

If any other business is brought before the Annual Meeting or any adjournment(s) thereof, this Proxy will be voted in the discretion of the Appointed Proxies.

-------------------------------------------------------------------------------
                            Participant's Signature

-------------------------------------------------------------------------------
                                     Date

(Please complete, date and sign exactly as your name appears. RETURN CARD PROMPTLY IN ACCOMPANYING ENVELOPE.)
-------------------------------------------------------------------------------
                     . Cut or tear along perforated edge .